                                                                    EXHIBIT 22.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-B2 and the related Prospectus of Intelliquis International, Inc., for the registration of up to 14,193,104 shares of its common stock, and to the inclusion therein of our report dated March 5, 1999.







                                   /s/ Crouch, Bierwolf & Chisholm







Salt Lake City, Utah

December 27, 1999